FFTW FUNDS, INC.
Advisor Class
Investor Class

Supplement dated November 24, 2008 to the
Prospectus and Statement of Additional Information dated April 30, 2008

This supplement to the Prospectus and Statement of Additional Information (“SAI”) dated April 30, 2008, for the FFTW Funds, Inc. (the “Fund”) amends information in the Prospectus as described below and supersedes all other amendments to the Prospectus and SAI dated April 30, 2008, as filed previously.

1.	Fund Liquidation. Effective May 8, 2008, the U.S. Short-Term Portfolio ("Portfolio") was liquidated. The Board of Directors had concluded that it was in the best interests of shareholders to liquidate the Portfolio due to the Portfolio's asset size.

2.	Reorganization. Pursuant to an Agreement and Plan of Reorganization (“Agreement”), each series of the FFTW Funds, Inc. (each series a “Portfolio”) reorganized into respective series of the American Independence Funds Trust (the “Trust”) upon approval by the shareholders of each Portfolio. Effective end of business on May 9, 2008, shareholders of the FFTW U.S. Inflation-Indexed Portfolio and the Global Inflation-Indexed Hedged Portfolio reorganized into the American Independence U.S. Inflation-Indexed Fund – Institutional Class and the American Independence Global Inflation-Indexed Hedged Fund – Institutional Class, respectively. Effective end of business on June 13, 2008, shareholders of the FFTW Limited Duration Portfolio were reorganized into the American Independence Short-Term Bond Fund – Institutional Class, and effective end of business on November 21, 2008, shareholders of the FFTW International Portfolio were reorganized into the American Independence International Bond Fund – Institutional Class.

Shares of the FFTW Funds, Inc. are no longer for sale. For further information on purchasing shares of the former Portfolios of the FFTW Funds, Inc. which are now series of the American Independence Funds Trust as noted above, please call 1(888) 266-8787.

3.

Change in Transfer and Dividend Disbursing Agent. In connection with the Reorganization, the transfer and dividend disbursing agent changed to Boston Financial Data Services (“BFDS”). The new wiring instructions and address information are as follows:

REGULAR MAIL: American Independence Funds P.O. Box 8045 Boston, MA 02266-8045	EXPRESS, REGISTERED, OR CERTIFIED American Independence Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021

WIRING INSTRUCTIONS: State Street Bank & Trust, Boston, MA ABA# 011000028 DDA# 99057275 Reference: American Independence Funds Your Name Your Fund/Account	PHONE: 1-888-266-8787 FAX: 1-877-513-1129

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

FFTW FUNDS, INC.

Supplement dated November 21, 2008 to the
Statement of Additional Information dated April 30, 2008,

This supplement updates certain information in the Statement of Additional Information as described below.

The information for the following Interested Director shall be replaced with the below:

Name, Address,	Position(s)	Term of	Principal Occupation(s)	Number of	Other Directorships
and Year of Birth	Held with	Office[1] and	During Past Five Years	Portfolios in	Held by Director
	the Fund	Length of		Fund
		Time		Complex
		Served		Overseen by
Director
Stephen P. Casper[2] Vastardis Fund Services LLC 41 Madison Avenue, 30th Floor New York, NY 10010 Born 1950	Director and President	Since November 1997	Partner, Vastardis Capital Services LLC since September 2008. Managing Director of FFTW, Inc. and its parent company, Charter Atlantic Corporation December 1991 through September 2008; Chief Executive Officer and President from April 2004 through April 2008; Chief Operating Officer of FFTW, Inc. and its parent company, Charter Atlantic Corporation from May 2001 through September 2008.	5

Director of the following Boards: The Depository Trust & Clearing Corporation, The Depository Trust Company, The National Securities Clearing Corporation, The Emerging Markets Clearing Corporation, The Fixed Income Clearing Corporation, MarketAxess Holdings

1 Each Director is elected to serve in accordance with the Articles of Incorporation and By-Laws of the Fund until his or her successor is duly elected and qualified.
2 Mr. Casper is considered an “interested person” of the Fund as defined in the 1940 Act because of his previous position with the Investment Adviser.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.